                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 10, 2003





                             UNION ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)




         Missouri                      1-2967                 43-0559760
 (State or other jurisdiction      (Commission              (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)




                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222


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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

           On March 10, 2003, the Registrant issued and sold $184,000,000 principal amount of its 5.50% Senior Secured Notes due 2034 (the "Notes"), pursuant to a Registration Statement on Form S-3 (Nos. 333-87506 and 333-87506-01), which was declared effective on August 13, 2002, and a Prospectus Supplement dated March 5, 2003 to a Prospectus dated March 5, 2003. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering.


ITEM 7.    EXHIBITS

     (c) Exhibits.

         *1.1 Underwriting Agreement, dated March 5, 2003 between the Registrant and BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

         **4.1 Indenture dated as of August 15, 2002, between the Registrant and The Bank of New York, as Trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1).

         *4.2     Company Order establishing the Notes.

         *4.3     Global Note.

         *4.4 Supplemental Indenture dated March 5, 2003 by and between the Registrant and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series BB securing the Notes.

         *5.1 Opinion of Steven R. Sullivan, Esq., Vice President Regulatory Policy, General Counsel and Secretary of the Company, regarding the legality of the Notes issued by the Registrant (including consent).

         *5.2 Opinion of Pillsbury Winthrop LLP regarding the legality of the Notes issued by the Registrant (including consent).

         *12 Statement re computation of ratios of earnings to fixed charges for the nine months ended September 30, 2001 and 2002.

--------------------

*          Filed herewith.
**         Incorporated by reference as indicated.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    UNION ELECTRIC COMPANY
                                        (Registrant)


                                    By   /s/ MARTIN J. LYONS
                                      --------------------------------------
                                    Name:  Martin J. Lyons
                                    Title: Vice President and Controller
                                           (Principal Accounting Officer)


Date:  March 11, 2003


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

         *1.1 Underwriting Agreement, dated March 5, 2003 between the Registrant and BNY Capital Markets, Inc. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

         **4.1 Indenture dated as of August 15, 2002, between the Registrant and The Bank of New York, as Trustee, relating to the Notes (Current Report on Form 8-K filed on August 23, 2002, Exhibit 4.1).

         *4.2     Company Order establishing the Notes.

         *4.3     Global Note.

         *4.4 Supplemental Indenture dated March 5, 2003 by and between the Registrant and The Bank of New York, as Trustee under the Indenture of Mortgage and Deed of Trust dated June 15, 1937 relating to the First Mortgage Bonds, Senior Notes Series BB securing the Notes.

         *5.1 Opinion of Steven R. Sullivan, Esq., Vice President Regulatory Policy, General Counsel and Secretary of the Company, regarding the legality of the Notes issued by the Registrant (including consent).

         *5.2 Opinion of Pillsbury Winthrop LLP regarding the legality of the Notes issued by the Registrant (including consent).

         *12 Statement re computation of ratios of earnings to fixed charges for the nine months ended September 30, 2001 and 2002.


--------------------

*       Filed herewith.
**      Incorporated by reference herein as indicated.



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